© Copyright 2017 CTI BioPharma Corp. All rights reserved. Corporate Presentation November 13, 2017

Forward Looking Statement This presentation includes forward-looking statements within the meaning of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to a number of risks and uncertainties, the outcome of which could materially and/or adversely affect actual future results and the trading price of CTI BioPharma's securities. Such statements include, but are not limited to, expectations with respect to the timing and planned enrollment of PAC203 and our ability to interpret clinical trial data and results for PERSIST-2 despite not satisfying the pre-specified minimum evaluable patient goal, expectations with respect to the potential therapeutic utility of pacritinib, statements regarding CTI BioPharma’s expectations with respect to the potential of pacritinib to achieve treatment goals, the development of CTI BioPharma and its product and product candidate portfolio, including the advancement of pacritinib and other pipeline programs, CTI BioPharma’s ability to achieve its goals in 2017 and beyond, including achieving cost efficiency and year-on-year cost reduction goals, CTI BioPharma’s intent to continue efforts to commercialize PIXUVRI in Europe and expand the market potential for PIXUVRI, and CTI BioPharma’s plans to continue advancing the development of its pipeline candidates through strategic product collaborations or cooperative group and investigator-sponsored trials, as well as the identification and acquisition of additional pipeline opportunities. In particular, this presentation addresses top-line results regarding data from CTI BioPharma’s Phase 3 trial of pacritinib for the treatment of patients with myelofibrosis whose platelet counts are less than or equal to 100,000 per microliter. Meaningful interpretation of PERSIST-2 may not be possible because the pre-specified minimum evaluable patient goal was not met. Risks that contribute to the uncertain nature of the forward-looking statements include, among others, risks associated with the biopharmaceutical industry in general and with CTI BioPharma and its product and product candidate portfolio in particular including, among others, risks associated with the following: that CTI BioPharma cannot predict or guarantee the outcome of preclinical and clinical studies, the potential failure of pacritinib to prove safe and effective as determined by the FDA and/or the European Medicines Agency, changes to study protocol or design or sample size to address any patient safety, efficacy or other issues raised by the FDA or otherwise, that top-line results observed to date may differ from future results or that different conclusions or considerations may qualify such results once existing data has been more fully evaluated, that CTI BioPharma may not obtain favorable determinations by other regulatory, patent and administrative governmental authorities, that CTI BioPharma may experience delays in the commencement of preclinical and clinical studies, that the costs of developing pacritinib and CTI BioPharma’s other product candidates may rise; other risks, including, without limitation, competitive factors, technological developments, that CTI BioPharma may not be able to sustain its current cost controls or further reduce its operating expenses, that CTI BioPharma may not achieve previously announced goals, contractual milestones and objectives as or when projected, that CTI BioPharma’s average net operating burn rate may increase, that CTI BioPharma will continue to need to raise capital to fund its operating expenses, but may not be able to raise sufficient amounts to fund its continued operation as well as other risks listed or described from time to time in CTI BioPharma’s most recent filings with the Securities Exchange Commission on Forms 10-K, 10-Q and 8-K. Except as required by law, CTI BioPharma does not intend to update any of the statements in this presentation upon further developments. 2

CTI BioPharma • Lead compound pacritinib (JAK2 inhibitor) - Seeking to address a significant unmet medical need in MF - Thrombocytopenia and/or prior exposure to JAK inhibitor including Jakafi/Jakavi (ruxolitinib) • New Management and Board Membership - President and CEO − Adam R Craig (Sunesis, TEVA, Cephalon) - Independent Board Members − David Parkinson (NEA, Nodality, ESSA) − Laurent Fischer (Allergan, Tobira) − Michael Metzger (Syndax, Regado) Develop novel targeted therapies in blood-related cancers 3

Smaller, Focused and Well Financed Key Milestones 2017 • Pacritinib  First patients enrolled in PAC203 myelofibrosis study  MAA submitted and under review for myelofibrosis (≤100,000/µL) • Pixuvri  Expansion of Servier Pixuvri collaboration with cost reductions  Completion of full enrollment of PIX306 trial • Corporate  Approximately one-third head count reduction  Projected year-on-year cost reductions  Three new independent Directors  $45MM gross proceeds fundraising  Major shareholders including BVF and OrbiMed 4

Our Pipeline – Hematology Focus 5 Program Indication Phase 1 Phase 2 Phase 3 Approved Pacritinib PERSIST-1: Myelofibrosis (all platelet counts) PERSIST-2: Myelofibrosis (platelets ≤100,000/µL) PAC203: Myelofibrosis, patients - thrombocytopenia and prior ruxolitinib PIXUVRI® (pixantrone) Relapsed Aggressive B-cell NHL PIX306: Aggressive NHL, 2nd line, combination with rituximab1 1. E.U. confirmatory Phase 3 trial. PIXUVRI® has conditional approval in the E.U. Servier holds PIXUVRI right in all markets ex-US.

Pacritinib • Second generation JAK inhibitor (JAK2) • Myelofibrosis unmet medical need - Thrombocytopenia - Prior ruxolitinib • Patent protection until 2026/2030 (plus term extension) • Orphan designation for myelofibrosis (US and EU) Seeking to expand the population of treatable MF patients 6

Myelofibrosis

Malignant bone marrow cancer with median survival 6 years after diagnosis; only approved therapy is Jakafi/Jakavi (ruxolitinib)


Impaired Blood Cell Production
Thrombocytopenia, Anemia
Constitutional Symptoms
Fatigue, Night Sweats, Itching, Bone Pain, Weight Loss
Symptomatic Splenomegaly
Abdominal Pain, Early Satiety, Bloating


Prevalence
20K
28K

7 Vannucchi, ASH Education Book, 2011; SmartAnalyst Quantitative Web survey (N=120).

US/EU Ruxolitinib MF Sales EU $345 MM US $550 MM Ruxolitinib MF Sales 2016 Average EU Net Pricing per month $4000 Average US Net Pricing per month $9000 8 Company estimates based on Novartis and Incyte 2016 year-end financial reports; BMO Capital Markets April 6, 2016; CB partners EU MF payer/pricing market research 2017.

Ruxolitinib Discontinuations Poor survival following ruxolitinib discontinuation1,2 9 1. Newberry, Blood 2017; 2. Mehra, et al. ASH 2016 poster, Abstract 4769; 3. Cervantes, Blood 2012, Abstract 801; 4. Verstovek, Haematologica 2013. 50% of patients discontinue ruxolitinib by 3 years3,4 - Overall survival is 7-14 months1,2 - Shorter OS in thrombocytopenic patients (<100,000/µL) Median OS – 7 months

Significant declines in platelet counts with ruxolitinib at doses of 15-20mg BID1 1. Verstovsek, et al., Haematologica, 2015 May; 100(4): 479–488; 2. Ruxolinitib NDA Clinical Pharmacology and Biopharmaceutical Review(s), FDA 2011. 10 ….associated with dose reductions ….which potentially reduces clinical benefit2 Thrombocytopenia and ruxolitinib

Pacritinib Market Opportunity

Myelofibrosis Prevalence US/EU ~48,000[1]

Ruxolitinib Naïve symptomatic ~19K[1]

Thrombocytopenic MF ~8K patients[1]

Ruxolitinib Treated Patients ~13K[1]

Ruxolitinib Discontinuations ~7K patients[2]

Low Dose Ruxolitinib therapy ~3.5K Patients[3,4]

Pacritinib US/EU Addressable MF Market ~18K - 19K patients

Company estimates based on: 1. SmartAnalyst Quantitative Web survey (N=120); 2. 2015 ZS Pacritinib MD Treatment Flow US/EU5; 3. IMS Jakafi Prescription data Q3 2014; 4. 2017 Kantar Health MF Opportunity Assessment.

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PAC203 Clinical Trial 12 Pacritinib 100 mg BID Primary or secondary myelofibrosis Prior ruxolitinib Platelet counts ≤100K / µL Randomization 1:1:1 Up to 105 patients Evaluate Safety and SVR at 12 and 24 weeks Pacritinib 100 mg QD Pacritinib 200 mg BID • Dose ranging study to support regulatory requirement • First patient enrolled July 2017 • Interim data due early 2018 SVR, ≥35% spleen volume reduction

PERSIST-2 Phase 3 Myelofibrosis


Primary MF, ET-MF or PV-MF
Platelets ≤100,000/µL
Prior/current JAK2 therapy allowed
1:1:1
Randomization*
n = 311
Pacritinib
400 mg QD
Pacritinib
200 mg BID
Best Available Therapy (BAT)**
Co-Primary Endpoints
≥35% SVR at Week 24
Reduction of ≥50% TSS at Week 24

- Multinational study in MF patients with thrombocytopenia
- Enrollment completed in February 2016
- ASH 2016 oral late-breaker presentation

SVR, spleen volume reduction; TSS, total symptom score; *Cross-over from BAT allowed after assessment of the primary endpoint at week 24, or after progression; ** BAT may include ruxolitinib at the approved dose per its label.

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PERSIST-2: Efficacy Results 14 Endpoint Statistics PAC BID+QD (N=149) PAC QD (N=75) Pac BID (N=74) BAT (N=72) SVR N (%) 27 (18.1) 11 (14.7) 16 (21.6) 2 (2.8) 95% CI 12.3-25.3 7.6-24.7 12.9-32.7 0.3-9.7 P value vs BAT 0.001 0.017 0.001 - TSS N (%) 37 (24.8) 13 (17.3) 24 (32.4) 10 (13.9) 95% CI 18.1-32.6 9.6-27.8 22.0-44.3 6.9-24.1 P value vs BAT 0.079 0.652 0.011 - Mascarenhas J, et al., ASH 2016. Abstract LBA-5. Better efficacy with BID dosing

Patients that Received Prior JAK Inhibitor 15 Efficacy Pac BID (N=33) Pac QD (N=33) BAT (N=34) SVR 18% 6% 3% TSS 30% 12% 15% Greater proportion of BID patients of those that had prior JAK inhibitor achieved endpoints SVR, ≥35% spleen volume reduction, TSS, ≥50% reduction in total symptom score at wk 24 from baseline; Persist-2 clinical study report.

Patients that Received Ruxolitinib as BAT 16 Efficacy Pac BID (N=74) Pac QD (N=75) BAT: Rux (N=32) BAT: Other (N=40) SVR 22% 15% 3% 3% TSS 32% 17% 19% 10% SVR, ≥35% spleen volume reduction; TSS, ≥50% reduction in total symptom score at wk 24 from baseline; Harrison et al EHA 2017. Greater proportion of BID patients achieved endpoints compared to those that received ruxolitinib in BAT arm

PERSIST-2: Symptom Scores 17 Better symptom relief with BID dosing Mascarenhas J, et al., ASH 2016. Abstract LBA-5.

PERSIST-2: RBC Transfusions 18 Fewer RBC transfusions with BID dosing Mascarenhas J, et al., ASH 2016. Abstract LBA-5.

PERSIST-2: Adverse Events (≥15%) 19 Adverse Event (%) PAC QD (N=104) PAC BID (N=106) BAT (N=98) Diarrhea 67 48 15 Nausea 38 32 11 Thrombocytopenia 33 34 23 Anemia 28 24 15 Vomiting 21 19 5 Fatigue 17 17 16 Peripheral Edema 13 20 15 Dizziness 14 15 5 Abdominal Pain 19 9 19 Pyrexia 11 15 3 Less GI toxicity with BID dosing Mascarenhas J, et al., ASH 2016. Abstract LBA-5.

PERSIST-2: Overall Survival 20 Data censored at date of clinical hold; Mascarenhas J, et al., ASH 2016. Abstract LBA-5. Overall Survival PAC QD (n=104) PAC BID (n=107) BAT (n=100) Events, n (%) 15 (14) 10 (9) 14 (14) Log-rank P value, vs BAT 0.662 0.346 - HR (95% CI), vs BAT 1.18 (0.57-2.44) 0.68 (0.30-1.53) -

Primary MF, ET-MF or PV-MF Any platelet count No prior treatment with JAK2 inhibitors 2:1 Randomization n = 327 Primary Endpoint ≥35% SVR at Week 24 Best Available Therapy (BAT) excl. ruxolitinib Pacritinib 400 mg QD PERSIST-1 Phase 3 Myelofibrosis 21 • Multinational study in MF patients with any platelet count • ASCO 2015 oral late-breaker presentation • Published in Lancet Haematology Mesa RA, et al., Lancet Haematology 2017.

PERSIST-1: Spleen Volume Reduction

SVR ≥35% at 24 weeks	PAC	BAT	P-value
Overall	19% (N=220)	5% (N=107)	0.0003
Platelets			
<100,000/μl	17% (N=72)	0% (N=34)	0.0086
<50,000/μl	23% (N=35)	0% (N=16)	0.045

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*SVR, ≥35% spleen value reduction; Mesa RA, et al., Lancet Haematology 2017.

PERSIST-1: ≥50% in TSS 23 TSS, ≥50% reduction in total symptom score; *TSS 2.0; Mesa RA, et al., Lancet Haematology 2017. ≥50% in TSS* PAC QD (N=100) BAT (N=48) P-value Overall at 24 weeks 19% 10% 0.24 Overall at 48 weeks 15% 0% 0.0027

PERSIST-1: Adverse Events (>10%) 24 Adverse Event (%) PAC QD (N=220) BAT (N=106) Diarrhea 55 10 Nausea 27 7 Anemia 24 20 Thrombocytopenia 17 14 Vomiting 16 6 Fatigue 10 9 Abdominal Pain 10 9 Peripheral Edema 8 12 Pyrexia 5 10 Mesa RA, et al., Lancet Haematology 2017.

PERSIST-1: Overall Survival 25 90% crossed over from BAT to PAC after 24 weeks Events, n(%) PAC QD 76(35) BAT 29(27) HR 1.36 (95% CI: 0.89, 2.09), P=0.158 Mesa RA, et al., Lancet Haematology 2017.

Regulatory Strategy and Target Timelines FDA 26 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 EMA MAA submission D180 LoQ D120 LoQ CHMP Opinion PAC203 interim PAC203 final • Pacritinib seeks to address a significant unmet medical need in MF • Thrombocytopenia (platelets <100,000/µL) • Prior exposure to JAK inhibitor including ruxolitinib • Data demonstrates 200mg BID dosing regimen has the most favorable risk benefit profile Initiate PAC203 Discuss with FDA Mascarenhas J, et al., ASH 2016. Abstract LBA-5.

PIXUVRI: Approved in Europe • Conditional approval in 2012 • 3rd - 4th line aggressive B-cell NHL • Partnered with Servier (ex-US) 27 ® ( P I X A N T R O N E )

PIXUVRI: PIX306 Study Relapse after CHOP-R or an equivalent regimen and ineligible for stem cell transplant 1:1 Randomization Primary Endpoint: PFS Secondary Endpoints: CR, ORR, OS Gemcitabine Rituximab Pixantrone Rituximab Phase 3 post-marketing commitment study • Aggressive B-cell NHL or Follicular Grade 3 Lymphoma • Enrollment completed August 2017 • Top-line results expected 1H2018 • If positive, could support a 2nd line label extension 28

Financial and Corporate

Financial Overview Capital Structure and Financial Statistics Exchanges NASDAQ and MTA: CTIC Market Capitalization1 ~$130 mm Shares Outstanding as of 9/30/17 ~43mm Cash as of 9/30/17 ~$52.8mm Debt as of 9/30/17 ~$14.8mm 1. Based on stock price stock price of $3.02 per share as of November 6, 2017. 30

Upcoming Milestones and Objectives • Pacritinib - Interim analysis of PAC203 - early 2018 - MAA questions with CHMP opinion - mid-2018 • Pixuvri - Top-line data on PIX306 - 1H2018 • Corporate - Cost efficiencies to lower cash burn in 2018 31

Company Contact: Ed Bell ebell@ctibiopharma.com